Exhibit 10.2

--------------------------------------------------------------------------------
LESSOR  TLD Funding Group, a division of Cee and Gee Funding,      Lease Number
        Inc.                                                       915601-001-15
        8900 N. Central Ave., #214
        Phoenix, AZ 85020
--------------------------------------------------------------------------------
             LESSEE                                         VENDOR
GOLD & MINERALS CO., INC.
10115 E. Mountain View Rd., #1008                       Multiple Vendors
Scottsdale, AZ 85258
      Jointly and Severally Responsible
--------------------------------------------------------------------------------
Quantity     DESCRIPTION MODEL #, CATALOG #, SERIAL # OR OTHER IDENTIFICATION
--------------------------------------------------------------------------------

               **SEE EXHIBIT 'A' ATTACHED AND MADE A PART HEREOF**

--------------------------------------------------------------------------------
Amount of Each Payment     Term of Lease     No. of Monthly
     w/Use Tax               in Months          Payments        Security Deposit
----------------------       ---------          --------        ----------------

 9,252.23 (EXEMPT)              36                 36                - 0 -
--------------------------------------------------------------------------------

                          TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories now or hereafter in or affixed to it (hereinafter referred to as the "Equipment")

2. ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute an Acknowledgment and Acceptance of Equipment by Lessee notice, as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in this Lease serial number or other identifying data with respect to the Equipment.

--------------------------------------------------------------------------------

3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES, THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. Lessee acknowledges and agrees by this signature below as follows

          (a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, IT'S MERCHANTIBILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT.

          (b) Lessee has fully inspected the equipment which it has requested Lessor to acquired and lease to Lessee, and the Equipment is in good condition and to Lessee's complete satisfaction;

          (c) Lessee leases the Equipment "as is" and with all faults;

          (d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal family household, or agricultural purposes;

          (e) If the Equipment is not properly installed does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason regardless of cause or consequence, Lessee's only remedy, if any, shall be against the supplier or manufacturer of the equipment and not against Lessor;

          (f) Provided Lessee is not in default under this Lease, Lessor assigns to Lessee any warranties made by the supplier or manufacturer of the Equipment;

          (g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTLY OR INCIDENTAL DAMAGES AGAINST LESSOR; and

          (h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.

--------------------------------------------------------------------------------

4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code Lessee acknowledges and agrees that lessee has selected both (1) the Equipment, and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured or supplied the Equipment.

LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

5. ASSIGNMENT BY LESSEE PROHIBITED. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

6. COMMENCEMENT; RENTALS PAYMENTS; INTERIM RENTALS. This Lease shall commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease, any Schedules hereto and any extensions hereof. Rental payments shall be in the amounts and frequency as set forth on the face of this Lease or any Schedules hereto. In this Lease, any Schedules hereto and any extensions hereof Rental payments shall be in the amounts and frequency as set forth on the face of this Lease or any Schedules hereto. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the commencement date of this lease, together with the number of days elapsing between commencement of the Lease and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. The rental period under the Lease shall terminate following the last day of the terms stated on the face hereof or in any Schedule hereto unless such Lease or Schedule has been extended other modified. Lessor shall have no obligation to Lessee under this Lease if Lessee fails to execute or deliver to Lessor Acknowledgment and Acceptance of Equipment by Lessee acknowledging its acceptance of the equipment within thirty (30) days after it is delivered to Lessee, with respect to this Lease or any Schedule hereto.

THIS LEASE IS NOT CANCELLABLE OR TERMINABLE BY LESSEE

SEE REVERSE  SIDE FOR  ADDITIONAL  TERMS AND  CONDITIONS  WHICH ARE PART OF THIS
LEASE.

LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AN AGENT OF LESSOR, NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.

7. CHOICE OF LAW. This Lease shall not be effective until signed by Lessor at its principal office listed above. This Lease shall be considered to have been made in the state of Lessor's principal place of business listed above and shall be interpreted in accordance with the laws and regulations of the state of Lessor's principal place of business. Lessee agrees to jurisdiction the state of Lessor's principal place of business listed above by any action, suit or proceeding regarding this Lease, and concede that it, and each of them, transacted business in the state of Lessor's principal place of business listed above by entering into this Lease. In the event of any legal action with regard to this lease or the equipment covered hereby, Lessee agrees that venue may be laid in the County of Lessor's principal place of business.

LESSEE; GOLD & MINERALS CO. INC.

(Signature) Larry Lozensky, President 5/25/99

LESSOR:

(Signature) John R. Balding 5/25/99

                                   EXHIBIT "A"

                              EQUIPMENT DESCRIPTION

VENDOR: Can Pay Mining Co., Inc.
        P.O. Box 1718
        Queen Creek, AZ 85242-1718

Qty  Description
---  -----------

1    DRAGON Model 500 DS Hydraulic Furnace
1    Spare #500 Spout
1    36" Hemi Slag Mold
1    48" Conical Vent Hood
1    Paint Vent Hood & Arm
1    Set #60 Crucible Tongs
1    2 Man Ladle Holder
1    Stainless steel viewing mirror
2    50# crucibles
1    Small conical cast iron mold
1    Set Safety Gear (2 hoods, 2 Jackets, 2 pr gloves)
1    DRAGON Model 50GM secondary furnace
1    DRAGON Model R&D 3000 Blast Furnace

VENDOR: Asset Exchange Ltd.
        3502 E. Broadway Rd
        Phoenix, AZ 85040

Qty  Description
---  -----------

1    1/2" Thick NPP Tank
1    Rapid DC Power Supply
1    March TE-5C-MD Pump
2    Teflon Heaters
3    Non Indicating Temp Controllers
1    Teflon Heater
1    Low Level Float Switch
1    Technic MRS

VENDOR: Spectrex Corporation
        3580 Haven Avenue
        Redwood City, CA 94063

Qty  Description
---  -----------

1    6601000 Vreeland Direct Reading Spectroscope 110 VAC
1    6614000 Quantrex Quantitative Attchment

This Exhibit "A" is attached to and a part of Lease No. 914601-001-01 and constitutes a true and accurate description of the equipment.

LESSEE: Gold & Minerals Co., Inc.
        10115 E. Mountain View Rd., #1008
        Scottsdale, AZ 85258

(Signature) Larry Lozensky, President